EXHIBIT 99.1



                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                                NEWNAN DIVISION


IN RE:                                }       CASE NUMBER
                                      }       02-10835
                                      }
The NewPower Company, et. al.         }       JUDGE        W. Homer Drake, Jr.
                                      }
DEBTORS                               }       CHAPTER 11


                 DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 5/31/05 To 6/30/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                         Paul Ferdinands
                                         ---------------------------
                                         Attorney for Debtor

Debtor's Address                         Attorney's Address
and Phone Number                         and Phone Number

P.O. Box 17296                           191 Peachtree St.
Stamford, Ct 06907                       Atlanta, GA 30303
Tel: (203) 329-8412                      Tel: (404) 572-4600


NewPower Holdings, Inc.
Case Number:  02-10835                                Post Petition
                                                         Totals
For Period from May 31, 2005 through June 30, 2005

Opening Cash Balance -5/31/05                              $ 52,461

Inflows:
Customer Collections
Collateral Returned
    -Sureties
    -Security  Deposits
Sale Proceeds/Interest Income/Other                              31
-------------------------------------------------------------------
Total Inflows                                                    31
-----------------------------------------------------------------------------------------------
                                                                 Distribution of Outflows
Outflows:                                                         NewPower         The NewPower
Post Petition:                                                 Holdings, Inc.         Company
--------------                                                 --------------         -------
Professionals - Bankruptcy                                           171                171
Consulting Fees
Lockbox Fees                                                           0                  0
Supplies & Misc
Rent                                                                   1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)                                   0                  0
Payroll                                                               10                 10
T&E Reimbursements
State Tax Payments                                                     1                  1
Distribution to Equity
-----------------------------------------------------------------------------------------------
Total Outflows                                                       185                185
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
Net Cash Flows                                                      (154)
-------------------------------------------------------------------------

                                                      -------------------
Closing Cash Balance                                            $ 52,307
======================================================-------------------

Amount of Cash Balance in  Reserve for
Classes 8 -12                                                     34,490

                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from May 31, 2005 through June 30, 2005
Amounts in $000's


Accounts Receivable at Petition Date:           $     75,200


Beginning of Month Balance*  - Gross            $     13,476 (per 5/31/05 G/L)
PLUS:  Current Month New Billings                          -
LESS:  Collections During the Month                        -
                                               -------------

End of Month Balance - Gross                    $     13,476 (per 6/30/05 G/L)
Allowance for Doubtful Accounts                      (13,476)
                                               -------------

End of Month Balance - Net of Allowance         $         -
                                               =============

                       Note: The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.



                             AR Aging for Post Petition Receivables

                               Current     > 30 days    > 60 days      Total
                             ---------------------------------------------------
                                $ -             $ -       $ 111         $ 111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from May 31, 2005 through June 30, 2005
Amounts in $000's


See attached System Generated A/P reports as of 6/30/05 (Attachments 2A and
2B).


Beginning of Period Balance                  $         - (per 5/31/05 G/L)
PLUS:  New Indebtedness Incurred                     184
LESS:  Amounts Paid on A/P                          (184)
                                             ------------

End of Month Balance                         $         - (per 6/30/05 G/L)
                                             ============

                                                                    EXHIBIT 2A



                            The New Power Company
                            Vendor Balance Detail
                             As of June 30, 2005

                                                          Type              Date          Amount          Balance
                                                     ----------------   -------------   ------------   --------------
Archivesone                                                                                                     0.00
                                                     Bill                 06/22/2005         418.80           418.80
                                                     Bill Pmt -Check      06/22/2005        -418.80             0.00
                                                                                        ------------   --------------
Total Archivesone                                                                              0.00             0.00

Commissioner of Revenue Services, Ct                                                                            0.00
                                                     Bill                 06/22/2005       1,270.00         1,270.00
                                                     Bill Pmt -Check      06/22/2005      -1,270.00             0.00
                                                                                        ------------   --------------
Total Commissioner of Revenue Services, Ct                                                     0.00             0.00

Kaster Moving Co. Inc.                                                                                          0.00
                                                     Bill                 06/06/2005          82.50            82.50
                                                     Bill                 06/06/2005         450.30           532.80
                                                     Bill Pmt -Check      06/06/2005        -532.80             0.00
                                                     Bill                 06/22/2005         450.30           450.30
                                                     Bill Pmt -Check      06/22/2005        -450.30             0.00
                                                                                        ------------   --------------
Total Kaster Moving Co. Inc.                                                                   0.00             0.00

King and Spalding                                                                                               0.00
                                                     Bill                 06/06/2005       2,867.16         2,867.16
                                                     Bill Pmt -Check      06/06/2005      -2,867.16             0.00
                                                                                        ------------   --------------
Total King and Spalding                                                                        0.00             0.00

Mellon Investors Services, LLC                                                                                  0.00
                                                     Bill                 06/22/2005       1,380.65         1,380.65
                                                     Bill Pmt -Check      06/22/2005      -1,380.65             0.00
                                                                                        ------------   --------------
Total Mellon Investors Services, LLC                                                           0.00             0.00

Ms. Patricia Foster                                                                                             0.00
                                                     Bill                 06/06/2005       5,208.33         5,208.33
                                                     Bill Pmt -Check      06/06/2005      -5,208.33             0.00
                                                     Bill                 06/22/2005       5,208.33         5,208.33
                                                     Bill                 06/22/2005         250.00         5,458.33
                                                     Bill Pmt -Check      06/22/2005      -5,458.33             0.00
                                                                                        ------------   --------------
Total Ms. Patricia Foster                                                                      0.00             0.00

Parker, Hudson, Rainer & Dobbs                                                                                  0.00
                                                     Bill                 06/22/2005      26,453.90        26,453.90
                                                     Bill                 06/22/2005      42,317.94        68,771.84
                                                     Bill Pmt -Check      06/22/2005     -26,453.90        42,317.94
                                                     Bill Pmt -Check      06/22/2005     -42,317.94             0.00
                                                                                        ------------   --------------
Total Parker, Hudson, Rainer & Dobbs                                                           0.00             0.00

Poorman-Douglas Corporation                                                                                     0.00
                                                     Bill                 06/22/2005         751.87           751.87
                                                     Bill Pmt -Check      06/22/2005        -751.87             0.00
                                                                                        ------------   --------------
Total Poorman-Douglas Corporation                                                              0.00             0.00

Sidley Austin Brown & Wood                                                                                      0.00
                                                     Bill                 06/06/2005      60,082.55        60,082.55
                                                     Bill Pmt -Check      06/06/2005     -60,082.55             0.00
                                                     Bill                 06/22/2005      37,272.12        37,272.12
                                                     Bill Pmt -Check      06/22/2005     -37,272.12             0.00
                                                                                        ------------   --------------
Total Sidley Austin Brown & Wood                                                               0.00             0.00
                                                                                        ------------   --------------
TOTAL                                                                                          0.00             0.00
                                                                                        ============   ==============

Balance at 5/31/05                                                                                              0.00
New Invoices                                                                                              184,464.75
Payments                                                                                                 -184,464.75
                                                                                                       --------------
Balance at 6/30/05                                                                                              0.00
                                                                                                       ==============

                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from May 31, 2005 through June 30, 2005
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date               $      15,587


Inventory at Beginning of Period                 $           - (per 5/31/05 G/L)
PLUS:  Inventrory Purchased                                  -
LESS:  Inventory Used or Sold                                -
                                                ---------------

End of Month Balance                             $           - (per 6/30/05 G/L)
                                                ===============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date                      $       1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period              $           -
Less:  Depreciation Expense                                  -
Less:  Dispositions                                          -
Add:  Purchases                                              -
                                                ---------------

Fixed Assets at End of Period                    $           -
                                                ===============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company Concentration Account
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance     $      1,812,174.02
Total Deposits        $          7,340.35
Total Payments        $        188,549.35
Closing Balance       $      1,630,965.02
Service Charges       $            270.73

First Check issued this Period            N/A
Last Check issued this Period             N/A
Total # of checks issued this Period      N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :              NewPower Holdings Inc.
Case # :                      02-10835
Reporting Period:             6/01/2005-6/30/2005

Name of Bank:                 JP Morgan Chase
Branch:                       New York ABA # 021000021
Account Name:                 The New Power Company
Account Number:
Purpose of Account:           Money Market

Beginning Balance             $     16,187,087.17
Total Deposits                $          8,647.90
Total Payments
Closing Balance               $     16,195,735.07
Service Charges               $               -

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :               NewPower Holdings Inc.
Case # :                       02-10835
Reporting Period:              6/01/2005-6/30/2005

Name of Bank:                  JP Morgan Chase
Branch:                        New York ABA # 021000021
Account Name:                  The New Power Company Reserve Account
Account Number:
Purpose of Account:            Reserve for Shareholder Distributions

Beginning Balance              $  34,471,094.09
Total Deposits                 $      18,416.06
Total Payments
Closing Balance                $  34,489,510.15
Service Charges                $             -

First Check issued this Period                  N/A
Last Check issued this Period                   N/A
Total # of checks issued this Period            N/A

April 2005 Interest            $      18,396.07
May 2005 Interest              $      19,019.43
June 2005 Interest             $      18,416.06
Interest Calculations:

                                  Shares       Distribution   2004 Int.   Q1 2005   April 2005     May-05    Jun-05       Balance
Lana Pai                           1,032,000     608,880.00     729.73     947.70      326.19      337.24  $  326.54     611,547.41
Enron Energy Services              8,650,400   5,103,736.00   6,116.75   7,943.81    2,734.16    2,826.81   2,737.14   5,126,094.67
Cortez Energy Services             5,000,000   2,950,000.00   3,535.53   4,591.59    1,580.37    1,633.92   1,582.09   2,962,923.49
McGarrett I,  LLC                  6,766,400   3,653,856.00   4,379.09   5,687.12    1,957.44    2,023.77   1,959.56   3,669,862.97
McGarrett II,  LLC                 8,458,200   4,567,428.00   5,473.99   7,109.06    2,446.85    2,529.77   2,449.51   4,587,437.19
McGarrett III, LLC                 2,791,800   1,507,572.00   1,806.80   2,346.49      807.63      835.00     808.51   1,514,176.44
                                                                                                                                  -
Surfboards & Co.- warrants         5,404,800   2,918,592.00   3,497.89   4,542.70    1,563.54    1,616.52   1,565.24   2,931,377.90
EES Warrant Trust - warrants      24,117,800  13,023,612.00  15,608.59  20,270.86    6,976.99    7,213.41   6,984.57  13,080,666.41
Ari Benacerraf- options               10,000       5,400.00       6.47       8.40        2.89        2.99       2.90       5,423.66

                                                                                                                     ---------------
                                              34,339,076.00  41,154.84  53,447.73   18,396.07   19,019.43  18,416.06  34,489,510.15

                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits            $184,547.25
Total Payments            $184,547.25
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                 200724
Last Check issued this Period                  200737
Total # of checks issued this Period               14

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:   Controlled Disbursements (Customer Refunds)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period               NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower ACH Account
Account Number:
Purpose of Account:   ACH (T&E)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         First Union/ Wachovia
Branch:               Herndon, VA  ABA # 051400549
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Natural Gas Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/ IBM Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges                 $0.00

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                                                                  Attachment 4
                                                                  Page 9 of 16

Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:   Payroll

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         NewPower Enron Segregated A/C
Account Number:
Purpose of Account:   Concentration Account

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period          N/A
Last Check issued this Period           N/A
Total # of checks issued this Period    N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   CAN$ Operating A/C

Beginning Balance               $0.00 CAN$
Total Deposits
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges       $           -

First Check issued this Period                     NA
Last Check issued this Period                      NA
Total # of checks issued this Period                0


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         First Union/ Wachovia
Branch:               Charlotte, NC ABA # 053000219
Account Name:         The New Power Company
Account Number:
Purpose of Account:   Power/AES Collections

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         Royal Bank of Canada
Branch:               Ontario Transit # 00192
Account Name:         The New Power Company
Account Number:
Purpose of Account:   US$ A/C

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               New York ABA # 021000021
Account Name:         The New Power Company
Account Number:
Purpose of Account:   WildCard ATM Settlement

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period         N/A
Last Check issued this Period          N/A
Total # of checks issued this Period   N/A


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         JP Morgan Chase
Branch:               Syracuse, NY
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Controlled Disbursements (A/P)

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period         None
Last Check issued this Period          None
Total # of checks issued this Period   None


                 ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :      NewPower Holdings Inc.
Case # :              02-10835
Reporting Period:     6/01/2005-6/30/2005

Name of Bank:         Credit Suisse Asset Management
Branch:               466 Lexington Ave.  NY, NY 10017-3140
Account Name:         NewPower Holdings, Inc.
Account Number:
Purpose of Account:   Short Term Cash Mgmt Portfolio

Beginning Balance               $0.00
Total Deposits                  $0.00
Total Payments                  $0.00
Closing Balance                 $0.00
Service Charges        N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A

                 ACCOUNT CLOSED

                                                                     EXHIBIT 5

                            The New Power Company
                                 Check Detail
                                  June 2005


           Num                    Date                               Name                             Paid Amount
--------------------------    --------------   -------------------------------------------------   ------------------
200724                           06/06/2005    Ms. Patricia Foster                                          5,208.33
200725                           06/06/2005    Kaster Moving Co. Inc.                                         532.80
200726                           06/06/2005    Sidley Austin Brown & Wood                                  60,082.55
200727                           06/06/2005    King and Spalding                                            2,867.16
200728                           06/22/2005    Ms. Patricia Foster                                          5,458.33
200729                           06/22/2005    Commissioner of Revenue Services, Ct                         1,270.00
200730                           06/22/2005    Archivesone                                                    418.80
200731                           06/22/2005    Kaster Moving Co. Inc.                                         450.30
200732                           06/22/2005    Parker, Hudson, Rainer & Dobbs                              26,453.90
200733                           06/22/2005    Parker, Hudson, Rainer & Dobbs                              42,317.94
200734                           06/22/2005    Mellon Investors Services, LLC                               1,380.65
200735                           06/22/2005    Sidley Austin Brown & Wood                                  37,272.12
200736                           06/22/2005    Poorman-Douglas Corporation                                    751.87
200737                           06/30/2005    M. Patricia Foster                                           3,606.83

                                                                  Attachment 6

New Power Holdings, Inc.
Case Number:  02-10835

Monthly Tax Report
For Period from May 31, 2005 through June 30, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from May 31, 2005 through June 30, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                          Full Time    Part Time
# of Employees at beginning of period                                       1
# hired during the period                                     -             -
# terminated/resigned during period                           -             -
                                                         -----------------------
# employees on payroll - end of period                        0             1
                                                         =======================

# of employees on temporary consulting assignments                          0

Confirmation of Insurance
-------------------------

See supplemental attachment.*



* Omitted

                                                                 Attachment 7B
                                                                (Supplemental)


                  Payments made to insiders 6/01/05 -6/30/05



Payments are in gross amts

                  Title                 Amount            Date        Type

FOSTER, MARY      President & CEO       $ 5,208.33      6/15/2005     Salary for pay period 6/01 - 6/15
                                        $ 5,208.33      6/30/2005     Salary for pay period 6/16 - 6/30
                                       ------------

                                       $ 10,416.67
                                       ============

                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from May 31, 2005 through June 30, 2005

None